Exhibit 99.1

Histogen Announces $6.5 Million Registered Direct Offering

Priced At-the-Market under Nasdaq Rules

SAN DIEGO, June 7, 2021— Histogen Inc. (Nasdaq: HSTO), a clinical-stage therapeutics company focused on developing potential first-in-class restorative therapeutics that ignite the body’s natural process to repair and maintain healthy biological function, today announced that it has entered into definitive agreements with several institutional and accredited investors, for the purchase and sale of 5,977,300 shares of its common stock, at a purchase price of $1.10 per share, in a registered direct offering priced at-the-market under Nasdaq rules. Histogen also agreed to issue to the investors, in a concurrent private placement, unregistered warrants to purchase up to an aggregate of 4,781,840 shares of its common stock. The closing of the offering is expected to occur on or about June 9, 2021, subject to the satisfaction of customary closing conditions.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the offering.

The warrants have an exercise price of $1.00 per share, will be exercisable immediately upon issuance and will expire five and one-half years from the date of issuance.

The gross proceeds from this offering are expected to be approximately $6.5 million, before deducting placement agent’s fees and other offering expenses. Histogen intends to use the net proceeds from this offering for working capital and general corporate purposes, including expenses related to the clinical development of its pipeline programs, further research and development, capital expenditures and general and administrative expenses.

The shares of common stock (but not the warrants or the shares of common stock underlying the warrants) are being offered by Histogen pursuant to a “shelf” registration statement on Form S-3 (File No. 333-248074) previously filed with the Securities and Exchange Commission (the “SEC”) on August 17, 2020 and declared effective by the SEC on August 26, 2020. The offering of the shares of common stock will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. A final prospectus supplement and accompanying prospectus relating to the shares of common stock being offered will be filed with the SEC. Electronic copies of the final prospectus supplement and accompanying prospectus may be obtained, when available, on the SEC’s website at http://www.sec.gov or by contacting H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, NY 10022, by phone at (212) 856-5711 or e-mail at placements@hcwco.com.

The warrants described above were offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and Regulation D promulgated thereunder and, along with the shares of common stock underlying the warrants, have not been registered under the Act, or applicable state securities laws. Accordingly, the warrants and underlying shares of common stock may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Histogen

Histogen Inc. is a clinical-stage therapeutics company focused on developing potential first-in-class restorative therapeutics that ignite the body’s natural process to repair and maintain healthy biological function. Histogen’s innovative technology platform utilizes cell conditioned media and extracellular matrix materials produced by hypoxia-induced multipotent cells. Histogen’s proprietary, reproducible manufacturing process provides targeted solutions across a broad range of therapeutic indications including joint cartilage regeneration, spinal disk repair, hair growth and dermal rejuvenation. For more information, please visit www.histogen.com.

Forward-Looking Information

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and other Federal securities laws. For example, we are using forward-looking statements when we discuss our ability to satisfy the closing conditions of the offering and the timing of the closing and the use of proceeds as well as Histogen’s future operations and its ability to successfully initiate and complete clinical trials, obtain clinical trial data and achieve regulatory milestones and related timing, including those related to the suspension of the HST 001 program, the commencement of the planned HST 003 Phase 1/2 clinical trial for regeneration of cartilage in the knee, the anticipated filing of the HST 004 IND for spinal disc repair and the completion and reporting of topline data for the Phase 1 study of emricasan for the treatment of COVID-19; the nature, strategy and focus of Histogen’s business; the sufficiency of Histogen’s cash resources and its ability to achieve value for its stockholders, specifically given the strategic shift to orthopedic indications; the sufficiency of Amerimmune’s cash resources and its ability to complete the Phase 1 study of emricasan and achieve value for Histogen’s stockholders; and the development and commercial potential and potential benefits of any of Histogen’s product candidates, such as HST 003, HST 004 and the Collaborative Development and Commercialization Agreement with Amerimmune and any other collaboration agreements. Histogen may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Because such statements deal with future events and are based on Histogen’s current expectations, they are subject to various risks and uncertainties and actual results, performance or achievements of Histogen that could differ materially from those described in or implied by the statements in this press release, including: market and other conditions, the uncertainties associated with the clinical development and regulatory approval of Histogen’s product candidates, including potential delays in the commencement, enrollment and completion of clinical trials, such as the planned HST 003 Phase 1/2 clinical trial for regeneration of cartilage in the knee, the anticipated filing of the HST 004 IND for spinal disc repair and Amerimmune’s ability to further develop emricasan for the treatment of COVID-19, including the complexity and length of studies required to commercialize emricasan for COVID-19 and potential delays in the completion of clinical trials, such as the emricasan Phase 1 study for the treatment of COVID-19; Histogen’s dependence on its collaboration partner, Amerimmune, to carry out the development of emricasan and the potential for delays in the timing of regulatory approval; competition in the orthopedics market, COVID-19 market and other markets in which Histogen and its collaboration partner operate; the potential that earlier clinical trials and studies of Histogen’s product candidates may not be predictive of future results; risks related to business interruptions, including the outbreak of COVID-19 coronavirus, which could seriously harm Histogen’s financial condition and increase its costs and expenses; and the requirement for additional capital to continue to advance these product candidates, which may not be available on favorable terms or at all. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including those risks discussed in Histogen’s filings with the Securities and Exchange Commission. Except as otherwise required by law, Histogen disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date hereof, whether as a result of new information, future events, or circumstances or otherwise.

Contact:

Susan A. Knudson

Executive Vice President & CFO

Histogen Inc.

ir@histogen.com